UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2015

ATLANTIC COAST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-35072 (Commission File Number)	65-1310069 (I.R.S. Employer Identification No.)

4655 Salisbury Road, Suite 110, Jacksonville, FL 32256

(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 342-2824

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On March 26, 2015, the Office of the Comptroller of the Currency (the “OCC”) terminated the Consent Order, dated August 10, 2012 (the “Order”), between the OCC and Atlantic Coast Bank (the “Bank”), the wholly owned subsidiary of Atlantic Coast Financial Corporation (the “Company”), which had restricted the activities of the Bank in various ways as previously reported. The full text of the Order Terminating the Consent Order is filed herewith as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On March 31, 2015, the Company issued a press release announcing that on March 26, 2015, the OCC terminated the Order with the Bank. The full text of the press release is filed herewith as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Office of the Comptroller of the Currency Order Terminating the Consent Order dated March 26, 2015

99.1	Press release dated March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: March 31, 2015	By:	/s/John K. Stephens, Jr.
Name: John K. Stephens, Jr.
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

10.1	Office of the Comptroller of the Currency Order Terminating the Consent Order dated March 26, 2015

99.1	Press release dated March 31, 2015